SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 3, 1994

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

      0-12390 						      94-2665054
(Commission File No.)	 	(IRS Employer Identification No.)

500 McCarthy Boulevard
Milpitas, CA 95035
(Address of principal executive offices and zip code)



Registrant's telephone number,
including area code:  (408) 894-4000




ITEM 2. 	Acquisitions or Dispositions of Assets

	On July 18, 1994, Quantum Corporation (the "Company") entered into a Stock and Asset Purchase Agreement (the "Agreement"), as amended by Amendment No. 1, dated as of October 3, 1994 (the "Amendment No. 1"), as supplemented by the Supplemental Agreement to the Stock and Asset Purchase Agreement, dated as October 3, 1994 (the "Supplemental Agreement") pursuant to which the Company agreed to acquire from Digital Equipment Corporation ("Digital"): (i) the stock of certain subsidiaries of Digital, including 81% of the capital stock of Rocky Mountain Magnetics, Inc., a Delaware corporation ("RMMI"), pursuant to the RMMI Stock Purchase Agreement, dated as of July 18, 1994; and
(ii) certain of the other assets related to the data storage business conducted by Digital directly and through its subsidiaries, including the design, manufacture and marketing of computer disk drive, tape drive, tape media solid state memory device and magnetic recording head products and optical storage devices and technology other than CD-ROM but not including Digital's subsystems, video-server, CD-ROM media business or floppy diskette media business (the "Business"), and to assume certain specified liabilities related to the Business. The transaction closed on October 3, 1994. The Company plans to continue to use the assets in substantially the same business.

	The total purchase price was $360 million, plus assumption by the Company of specified liabilities related to the Business. The purchase price is subject to post-closing reduction to the extent that the value of inventory and property, plant and equipment transferred at closing was less than specified levels or if capital expenditures made by Digital related to the Business are less than specified levels. The purchase price was paid with $290,000,000 in cash and a $70,000,000 note. The source of funds for the purchase price was existing cash from Bank of America and funds provided by a credit facility provided by a syndicate of banks managed by ABN AMRO N.V., Barclays Bank PLC and Canadian Imperial Bank of Commerce.

	The foregoing description of the proposed transaction is qualified by the full text of the Agreement, the Amendment No. 1, the Supplemental Agreement, the RMMI Stock Purchase Agreement, dated as of July 18, 1994 among Quantum Corporation, Digital Equipment Corporation and Rocky Mountain Magnetics, Inc. and the Patent Assignment and License Agreement, dated as of October 3, 1994, by and between Digital Equipment Corporation and Quantum Corporation, copies of which have been filed as Exhibits to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7. 	Financial Statements and Exhibits

(a)	Financial Statements

The Registrant believes that it would be impractical to provide the required financial statements at the time this report on Form 8-K is filed. The Registrant intends to file such financial statements as an amendment to this Form 8-K within sixty days of the date hereof.

(b)	Pro Forma Financial Information

The Registrant believes that it would be impractical to provide the required pro forma financial information at the time this report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within sixty days of the date hereof.

(c)	Exhibits

1.	Stock and Asset Purchase Agreement by and among Quantum
Corporation, Quantum Peripherals (Europe) S.A. and Digital
Equipment Corporation, dated as of July 18, 1994.

2.	Amendment No. 1, dated as of October 3, 1994, to the Stock
and Asset Purchase Agreement, dated as of July 18, 1994, among Quantum Corporation, Quantum Peripherals (Europe) S.A.
and Digital Equipment Corporation.

3.	Supplemental Agreement to Stock and Asset Purchase
Agreement, dated as of October 3, 1994, between Quantum
Corporation, Quantum Peripherals (Europe) S.A. and Digital
Equipment Corporation.

4.	RMMI Stock Purchase Agreement, dated as of July 18, 1994
among Quantum Corporation, Digital Equipment Corporation and
Rocky Mountain Magnetics, Inc.

5.	Patent Assignment and License Agreement, dated as of October
3, 1994, by and between Digital Equipment Corporation and
Quantum Corporation.

6.	Press Release, dated July 18, 1994.

7.	Press Release, dated October 3, 1994.


 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						QUANTUM CORPORATION



Dated:  October 17, 1994
By:/s/	JOSEPH T. RODGERS
							Executive VP Finance,
							Chief Financial Officer
							and Secretary

INDEX TO EXHIBITS

Page No.

1.	Stock and Asset Purchase Agreement by and among Quantum
	Corporation, Quantum Peripherals (Europe) S.A. and Digital Equipment Corporation, dated as of July 17, 1994.

2.	Amendment No. 1, dated as of October 3, 1994, to the Stock
and Asset Purchase Agreement, dated as of July 18, 1994, among Quantum Corporation, Quantum Peripherals (Europe) S.A.
and Digital Equipment Corporation.

3.	Supplemental Agreement to Stock and Asset Purchase
Agreement, dated as of October 3, 1994, between Quantum
Corporation, Quantum Peripherals (Europe) S.A. and Digital
Equipment Corporation.

4.	RMMI Stock Purchase Agreement, dated as of July 18, 1994
among Quantum Corporation, Digital Equipment Corporation and
Rocky Mountain Magnetics, Inc.

5.	Patent Assignment and License Agreement, dated as of October
3, 1994, by and between Digital Equipment Corporation and
Quantum Corporation.

6.	Press Release, dated July 18, 1994.

7.	Press Release, dated October 3, 1994.